CR

CLIPPER REALTY

Nareit REITweek – New York City

June 2018

Forward-Looking Statements

All statements other than statements of historical fact included in this presentation for Clipper Realty Inc. (the "Company") regarding the Company's financial position, business strategy and the plans, objectives, expectations, or assumptions of management for future operations, are forward-looking statements. When used in this presentation, words such as "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "project," "predict," "believe," "expect," "intend," "continue," "potential," "plan," "goal" or other words that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements, which are generally not historical in nature. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in such statements.

These risks, contingencies and uncertainties include, but are not limited to, the following:
- market and economic conditions affecting occupancy levels, rental rates, the overall market value of our properties, our access to capital and the cost of capital and our ability to refinance indebtedness;
- economic or regulatory developments in New York City;
- the single government tenant in our commercial buildings may suffer financial difficulty;
- our ability to control operating costs to the degree anticipated;
- the risk of damage to our properties, including from severe weather, natural disasters, climate change and terrorist attacks;
- risks related to financing, cost overruns and fluctuations in occupancy rates and rents resulting from development or redevelopment activities and the risk that we may not be able to pursue or complete development or redevelopment activities or that such development or redevelopment activities may not be profitable;
- concessions or significant capital expenditures that may be required to attract and retain tenants;
- the relative illiquidity of real estate investments;
- competition affecting our ability to engage in investment and development opportunities or attract or retain tenants;
- unknown or contingent liabilities in properties acquired in formative and future transactions;
- changes in rent stabilization regulations or claims by tenants in rent-stabilized units that their rents exceed specified maximum amounts under current regulations;
- the possible effects of departure of key personnel in our management team on our investment opportunities and relationships with lenders and prospective business partners;
- conflicts of interest faced by members of management relating to the acquisition of assets and the development of properties, which may not be resolved in our favor;
- a transfer of a controlling interest in any of our properties may obligate us to pay transfer tax based on the fair market value of the real property transferred; and
- other risks and risk factors or uncertainties identified from time to time in our filings with the Securities and Exchange Commission (the "SEC").

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions "Cautionary Note Concerning Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 14, 2018, as amended. Clipper Realty Inc. undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

Investment Highlights

Only Pure-Play New York City-Centric REIT
Robust NYC real estate fundamentals with focus on stable multifamily asset class

Portfolio with Significant Upside Potential
Acquire high-quality, diverse New York City real estate at a discount to private market value, with opportunities to re-develop and lease up

Strong Expected NOI Growth
Embedded rent growth as existing below-market rents reach current market at all properties in the portfolio

Proven Track Record of Value Creation
Efficient, internally managed platform led by management team with 65+ years of experience in the challenging New York City environment

High-Quality Management Team with Aligned Interests
Founders own 67% of the company, with significant public company experience and deep relationships that drive first look at many NYC multifamily and office opportunities

Attractive Current Portfolio – 66 Buildings, 3.1mm Leasable Square Feet

- **Multifamily - 97% leased**
- **Office - 100% leased to New York City**
- **Retail - 100% leased**
- *Flatbush Gardens* – low-cost option in Brooklyn, delivering steady growth
- *Tribeca House* – significantly below-market residential rents in downtown Manhattan, long-term retail opportunity
- *141 Livingston / 250 Livingston* – value-add, long-term office repositioning / potential residential conversion
- *Aspen* – transitioning uptown Manhattan neighborhood benefiting from Second Avenue subway completion
- *10 West 65th Street* – prime residential location near Central Park and Lincoln Center on Manhattan's Upper West Side
- *107 Columbia Heights* – renovations nearly complete on recent acquisition in iconic Brooklyn Heights neighborhood

Property	Submarket	Leasable Square Feet	Percent Leased	Annual Base Rental Revenue ($ mm)
Multifamily				
Flatbush Gardens complex	Brooklyn	1,734,885 [1]	97.2%	$37.6
50 Murray Street	Manhattan	395,693	96.1%	24.3
53 Park Place	Manhattan	86,288	96.6%	5.3
Aspen	Manhattan	165,542	98.7%	5.5
10 West 65th Street	Manhattan	75,678	86.6%	3.0
250 Livingston Street	Brooklyn	26,819 [2]	94.4%	1.2
Total Multifamily		**2,484,905**	**96.7%**	**$76.9**
Office				
141 Livingston Street	Brooklyn	206,084	100.0%	$8.2
250 Livingston Street	Brooklyn	294,144 [3]	100.0%	8.2
Total Office		**500,228**	**100.0%**	**$16.4**
Retail				
50 Murray Street (retail)	Manhattan	44,436	100.0%	$2.4
50 Murray Street (parking)	Manhattan	24,200	100.0%	1.2
53 Park Place (retail)	Manhattan	8,600	100.0%	0.3
141 Livingston Street (parking/other)	Brooklyn	14,853	100.0%	0.3
250 Livingston Street (retail)	Brooklyn	990	100.0%	0.1
250 Livingston Street (parking)	Brooklyn	-	-	0.2
Aspen (retail)	Manhattan	21,060	100.0%	0.9
Aspen (parking)	Manhattan	-	-	0.4
Total Retail		**114,139**	**100.0%**	**$5.8**
Total Operating Portfolio		**3,099,272**	**97.4%**	**$99.1**
Real Estate Under Development				
107 Columbia Heights	Brooklyn	154,058		

Annual Base Rental Revenue by Geography



Brooklyn
Manhattan
56%
44%

Annual Base Rental Revenue by Property Type



Multifamily
Office
Retail
78%
16%
6%

As of March 31, 2018

(1) Comprises 59 buildings

(2) Conversion of floors 9-12 into residential units occurred in 2003-2005, 2008-2009 and 2013, with renovation of residential units on the 12th floor from 2014 to 2017

(3) Has been remeasured to approximately 353,000 square feet according to REBNY standards

Well-Positioned Portfolio – Brooklyn and Manhattan

Centrally Managed, Diverse Portfolio



West New York
MANHATTAN
Aspen
Union City
10 West 65th Street
Weehawken
HELL'S KITCHEN
UPPER EAST SIDE
DITMARS STEINWAY
EAST ELMHURST
ASTORIA
MIDTOWN
JACKSON HEIGHTS
WOODSIDE
Hoboken
LONG ISLAND CITY
SUNNYSIDE
CORONA
ELMHURST
GREENWICH VILLAGE
NEWPORT
MASPETH
LOWER MANHATTAN
GREENPOINT
REGO PARK
MIDDLE VILLAGE
Tribeca House
WILLIAMSBURG
107 Columbia Heights
RIDGEWOOD
GLENDALE
BROOKLYN HEIGHTS
141 Livingston St.
BUSHWICK
250 Livingston St.
NEW JERSEY
NEW YORK
RED HOOK
BROOKLYN
GOWANUS
PARK SLOPE
CROWN HEIGHTS
BROWNSVILLE
EAST NEW YORK
Flatbush Gardens
SUNSET PARK
EAST FLATBUSH
Headquarters
FLATBUSH DITMAS PARK
Brooklyn College
CANARSIE
BOROUGH PARK
BAY RIDGE
FLATLANDS



Bronx
Manhattan
LaGuardia Airport
Queens
Brooklyn
John F. Kennedy International Airport

Strong New York City Real Estate Fundamentals

Unwavering Demand From Institutional and Foreign Investors to Own NYC Real Estate

- Gentrification shift driving people to urban areas
  - Largest and growing renter population in the U.S.
- Strong job creation in NYC metro area supporting positive outlook
- High demand for multifamily rental and office space with limited supply
- Lack of available land for development limits prospects of significant supply growth
- Replacement cost can be extremely high
- Brooklyn office market continues to perform as firms travel across the East River in search of more affordable spaces

High Demand + Limited Supply + Significant Barriers to Entry → Increasing Rents Over Time

Source: Industry research

Portfolio with Significant Upside Potential

Property	% of Portfolio(1)	Potential Upside Drivers
Flatbush Gardens	38%	• In-place rents meaningfully lower than legal maximum chargeable per regulation, in gentrifying neighborhood • Rents are well below market of $30+ PSF • Potential to add FAR significantly in excess of original 500,000 sq. ft. available amount under review(2)
Tribeca House	34%	• Residential currently 14% below market ($69 PSF vs. $80 PSF market) • Retail at massive discount to market ($51 PSF vs. $250+ PSF market for corner locations) • Purchased at half the value of potential condo conversion ($998 PSF vs. $2,000+ PSF)
Downtown Brooklyn Assets	18%	• **250 Livingston Street (10%)** - January 2017: renewed one lease on 30% of office space at $40 PSF on remeasured square footage ($2.6mm rent bump) - August 2020: significant rent growth potential as both NYC office leases roll (blended $28 PSF), plus remeasurement • **141 Livingston Street (8%)** - Currently leased to NYC at $40 PSF; contracted upcoming rent increase to $50 PSF(3)
Aspen	7%	• Well-located in transitioning neighborhood just north of Manhattan's Yorkville section • Proximity to new Second Avenue Subway stop at 96th Street driving rents and tenant profile • Free-market rents 15-20% below market ($43 PSF vs. $50+ PSF market)
10 West 65th Street	3%	• Prime residential location steps from Central Park, plus 53,000 sq. ft. of air rights • Will reposition approximately 50% of existing units as free-market at sale-leaseback termination in 1.5 years • Renovations underway to bring 14 free-market units online
107 Columbia Heights	N/A	• Highly desirable location in iconic Brooklyn Heights neighborhood, near public transportation and bridges • Repositioning almost complete; expect to begin leasing toward year-end • 159 free-market apartments with full amenities (estimated $65-$75 PSF rental rates)

(1) Based on Annual Base Rental Revenue
(2) Subject to various regulations and approvals
(3) Tenant has option to terminate the lease after five years (December 2020); if tenant continues to occupy the building at that time, annual rent will increase by 25%, or $2.1mm, to $50 PSF

Flatbush Gardens

Rising Rents, Improving Tenant Credit Profile, High Demand, Additional FAR

2,496 rent-stabilized apartments in 59 buildings on 21 acres in Flatbush, Brooklyn

- Acquired October 2005
- Deeply distressed asset at purchase
  - Reduced 8,000+ NYC housing violations to several hundred
- A low-cost option for housing in New York City
- Transformation of Brooklyn has reached East Flatbush
- 97.2% leased – little inventory to accommodate current demand (1)
- Tenant credit profile has improved
- Completed major capex projects; continuing to move rents closer to market rate of $30+ PSF
  - New terrace
  - Additional security cameras and lighting
  - Installed laundry rooms and mailboxes for every building
  - Refurbished basement areas
- Potential increased FAR: New York City zoning office has encouraged submission of master plan that could add substantially more FAR than original 500,000 sq. ft. available amount(2)







(1) As of March 31, 2018
(2) Subject to various regulations and approvals

Flatbush Gardens

Powerful Operating Trends Illustrate Real-Time Effect of Asset Repositioning

Rent PSF (1)



$30.00
$25.00
$20.00
$15.00
$10.00
70% Growth
$13.25
$18.88
$19.69
$20.63
$21.24
$22.47
$22.58
At Acquisition
2013
2014
2015
2016
2017
3/31/2018

Vacancy (1)



8.0%
6.0%
4.0%
2.0%
0.0%
50% Improvement
5.6%
4.4%
3.8%
3.1%
2.9%
2.8%
2013
2014
2015
2016
2017
3/31/2018

(1) Figures represent metric at end of respective period

Tribeca House – Multifamily / Retail

Trophy Rental Asset with Below-Market Rents and a Significant Retail Opportunity

Two buildings - 506 apartments, plus 8 retail tenants occupying approximately 77,000 sq. ft.

- Purchased December 2014 – off-market deal of an under-managed asset
- Increased residential rental rate from $61 PSF at acquisition to current rate of $69 PSF
  - Versus market at approximately $80 PSF
- Current average retail rental rate of $51 PSF; significantly below market
- Re-branded as Tribeca House
  - Major capital projects complete, significant remaining upside from moving rents to market
  - Renovated both lobbies, targeted apartment renovations ongoing, upgrading amenities (e.g., roof deck, children's room)
- Purchased at less than half of the value of potential condo conversion ($998 PSF vs. $2,000+ PSF)


53 Park Place


50 Murray Street


WHOLE FOODS
50 Murray Street
53 Park Place
FOUR SEASONS HOTEL
ONE WORLD TRADE CENTER
Washington Market Park
Chambers St
Murray Street
Church St
W Broadway
Broadway
Park Row

Tribeca House – Residential Opportunity

Positive Rental Trends Driven by Targeted Investment

- 19% of apartments currently at or above market (up from 7% at 144A offering)
- Renovation plan instrumental in achieving market rents
  - Improved common area experience supporting higher rents, consistent with neighborhood levels
  - Going forward, select apartment repositionings as units turn to further close rent gap

Apartment Breakdown by PSF Rents [1]



% of Apartments
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
At 144A
Present
27.1%
13.4%
42.2%
37.0%
23.6%
30.8%
7.1%
18.8%
Market Rent
(~$80)
<$60
$60 - $70
$70 - $80
>$80

(1) 144A figures represent rental data as of March 31, 2015. Present figures represent rental data as of March 31, 2018

Tribeca House – Retail Opportunity

Significant Long-Term NOI Growth as Older, Below-Market Retail Leases Turn Over

- Retail streetscape has dramatically improved
- Four Seasons Hotel and Private Residences opened September 2016
- 1 World Trade Center complex, 9/11 Memorial in close proximity
  - Significant consumer foot traffic
- Current market rents indicate $250+ PSF for attractive corner locations



$280
$240
$200
$160
$120
$80
$40
$0
$51 PSF
$250 PSF
4.9x
Tribeca House In-Place Rents
Tribeca Retail Market Rents (Corner)

Retail Portfolio

- 53,036 sq. ft. of total retail space(1)
  - Includes Equinox gym
- Average in-place rent: $51 PSF
- Filled mid-block vacancy at 120 Church Street for $140 PSF in July 2015; space had been empty since 2001
  - 237% increase over average rent under existing retail leases
- First leases roll in 2019 - prominent Church Street/Park Place corner retail leases across from Four Seasons



Murray Street
EQUINOX
SCHNIPPERS
Leased July 2015
Apple Bank
at&t
Expiring 2019
Park Place
West Broadway
Church Street
Broadway
Four Seasons
Opened September 2016
Barclay Street
World Trade Center

(1) There is an additional 24,200 sq. ft. of parking

Downtown Brooklyn Office – 141 Livingston and 250 Livingston

Favorable Supply/Demand Dynamics and Strong Downtown Market Provide Significant Optionality

Two buildings - approximately 559,000 sq. ft. of office space and 26,819 sq. ft. of residential space

- One of the strongest transformative markets in the U.S.
  - Barclays Center reinvigorated Downtown Brooklyn and brought significant amount of people and awareness to the area
  - Tech triangle rooted itself in Downtown Brooklyn, creating high demand for office space
- 141 Livingston: 100% leased to New York City at $40 PSF; contracted upcoming rent increase to $50 PSF[1]
- 250 Livingston office: 100% leased to New York City; impactful NOI growth trajectory
  - January 2017: renewed one lease for 30% of space at $40 PSF on remeasured square footage, resulting in $2.6mm annual rent increase
  - August 2020: outsized rent growth potential as both City leases roll (current blended $28 PSF), plus additional 59,000 remeasured sq. ft.
- 250 Livingston residential: converted top 4 floors to 36 rental apartments ($51 PSF)


141 Livingston Street


250 Livingston Street


VINEGAR HILL
Brooklyn Navy Yard Development...
Flushing Ave
Park Ave
BROOKLYN HEIGHTS
One MetroTech Center
Fort Greene Park
Dekalb Ave
Lafayette Ave
Atlantic Ave
BEDFORD-STUYV
Gates Ave
Barclays Center
Fulton St
CARROLL GARDENS
ED HOOK
BROOKLYN
Brooklyn Children's Museum
GOWANUS
Brooklyn Museum
Court St
Smith St
3rd Ave
4th Ave
5th Ave
Union St
3rd St
9th St

(1) Tenant has option to terminate the lease after five years (December 2020); if tenant continues to occupy the building at that time, annual rent will increase by 25%, or $2.1mm, to $50 PSF

Aspen

Well-Located, Modern Property in Transitioning East Side Manhattan Neighborhood

Block-front building – approximately 187,000 sq. ft., 232 apartments, 3 retail units and indoor parking garage

- Purchased June 2016 for $103mm; opened 2004
- 1st Avenue between 100th and 101st Streets
- Steps from recently opened Second Avenue Subway stop at 96th Street
  - New subway line transformational for Upper East Side
  - Elevating neighborhood appeal
  - Driving apartment demand and rent growth
- Apartments are 99% occupied at average $35+ PSF
  - 55% free market (at $43 PSF)
  - 45% subject to low- and middle-income restrictions
- Retail space fully occupied at average $44 PSF
- Opportunity to increase rents by improving property finishes
  - Free market rents 15-20% below market ($43 PSF vs. $50+ PSF)
- Accretive financing – $70mm, 12-year mortgage at 3.68%




Aspen
103 St
96 St
96 St
86 St
86 St
77 St
72 St
68 St Hunter College
Lexington Av/63 St
Lexington Av/59 St
ATTAN
METROPOLITAN MUSEUM OF ART
UPPER EAST SIDE
Roosevelt Island
ROOSEVELT ISLAND

10 West 65th Street

Recent Acquisition Steps from Central Park

Residential building – approximately 76,000 sq. ft., plus 53,000 square feet of air rights

- Purchased October 2017 for $79mm
- 6-story residential complex with 82 apartments, plus approximately 53,000 sq. ft. of air rights
- Located near Central Park and Lincoln Center in Upper West Side submarket of Manhattan
- Current market prices in the area indicate approximate $85 PSF rental rates
- Renovating 11 existing units to create 14 free-market apartments
- Leasing back 40 current dormitory units to seller Touro College for up to 1.5 additional years; will then reposition as free-market
- Anticipated unit mix post-development: 80% free-market, 20% rent-stabilized







107 Columbia Heights

Prime Location in a Historic Neighborhood

Residential building – approximately 154,000 gross sq. ft. and indoor parking garage

- Purchased May 2017 for $87.5mm, in vacant condition
- Located in iconic Brooklyn Heights neighborhood
  - Near Brooklyn Promenade, Brooklyn Bridge, numerous subway/bus stops and Brooklyn-Queens Expressway
  - Unobstructed rooftop views of Lower Manhattan
- Property was renovated in 2007
- Repositioning almost complete
  - 159 well-appointed studios, 1BRs and 2BRs
  - Rooftop terrace, fitness center, landscaped courtyard
  - 68 parking spots
- Expect to begin leasing toward year-end
- Current market prices in the area indicate $65-$75 PSF rental rates







Proven Access to Accretive Growth Opportunities

Opportunistic, Off-Market Acquisitions, Capability to Close

- As a long-term owner and operator, the Company is highly regarded in the New York City real estate industry
- Reputation among broker community for moving expeditiously and for being a reliable counterparty
- Deep relationships with lenders given extensive deal history and proven ability to perform
- Numerous prior off-market acquisitions
- Demonstrated capability to close, often in complicated situations
- Opportunistic approach – comfortable undertaking larger, longer-term projects with attractive return characteristics


Tribeca House - rooftop


Aspen


Flatbush Gardens

Fully Integrated, Internally Managed Platform

- 177 employees
- Internal capabilities include acquisitions, accounting, finance, leasing, property management and renovation/construction
- Efficient, cohesive operation
- Significant experience managing complex assets



David Bistricer
Co-Chairman of the Board & Chief Executive Officer
Sam Levinson
Co-Chairman of the Board & Head of Investment Committee
Larry Kreider
Chief Financial Officer
JJ Bistricer
Chief Operating Officer
Jacob Schwimmer
Chief Property Management Officer
Finance / Accounting
IT / Legal / Insurance
Property Acquisitions
Property Leasing
Design / Permitting / Construction / Renovation

Acquire, reposition and operate complex assets in transitional neighborhoods

Management

Expert in New York City Real Estate Investing and Operations

		Years of Real Estate Experience	Background
	**David Bistricer** Co-Chairman, Chief Executive Officer	39	• Real estate investment career focused on New York City • Successfully bought and sold the Sony Building • Co-Chairman of Coleman Cable *(Nasdaq: CCIX)* from 1999 until 2011
	**Sam Levinson** Co-Chairman, Head of Investment Committee	18	• Founder and President of Trapeze Inc., a real estate investment company • Chief Investment Officer at Glick Family Investments • Non-Executive Director at Canary Wharf Group *(LON: CWGI)* / Songbird Estates plc *(LON: SBD)* from 2004 until its sale in 2015 • Non-Executive Director at Dynasty Financial Partners since 2011
	**Larry Kreider Jr.** Chief Financial Officer	18	• CFO, Cedar Realty Trust *(NYSE: CDR)* from 2007–2011 • CFO, Affordable Residential Communities from 2001–2007 • Controller and CAO of Revlon Inc. and MacAndrews & Forbes • Coopers & Lybrand
	**JJ Bistricer** Chief Operating Officer	13	• Responsible for all leasing, acquisitions, design, permitting, construction and renovation at Clipper Realty • Led numerous successful, large-scale conversion, renovation and transformation projects, including Flatbush Gardens, Tribeca House, 141 Livingston, 250 Livingston and 107 Columbia Heights

Seasoned Board of Directors

Strong Corporate Governance, Real Estate Expertise, Public Company Experience

		Years of Real Estate Experience	Background
	**Howard Lorber**	30+	• Chairman, Douglas Elliman, largest residential broker in New York • President, CEO & Director, Vector Group Ltd. (NYSE: VGR) • Vice Chairman, Ladenburg Thalmann Financial Services (NYSE: LTS) • Chairman, Nathan's Famous (Nasdaq: NATH) • Chairman, Morgans Hotel Group Co. (Nasdaq: MHGC) • Director, United Capital Corp. • Trustee, Long Island University
	**Robert Ivanhoe**	30+	• Chair, Global Real Estate Practice at Greenberg Traurig • Co-Chair, REIT group at Greenberg Traurig • Extensive professional and community involvement, including The Real Estate Roundtable, Bloomberg BNA, Albert Einstein College of Medicine, and Urban Land Institute
	**Robert Verrone**	25+	• Principal owner, Iron Hound Management • Former Co-Head, Wachovia's Real Estate Group • Began career at Bear Stearns, spending several years in the Commercial Real Estate Group

Seasoned Board of Directors (cont'd)

Strong Corporate Governance, Real Estate Expertise, Public Company Experience

		Years of Experience	Background
	**Richard Burger**	**40+**	• Former CFO, Coleman Cable, Inc. • Former CEO and President, Burns Aerospace Corp.
	**Harmon Spolan**	**40+**	• Of counsel to Cozen O'Connor law firm; former Chair of Financial Services Practice Group • Former President of Jefferson Bank • Director, American European Insurance Group

Current Capitalization

Net Debt and Total Enterprise Value ($ mm, except as noted)	
Net Debt	
Total Debt [(1)]	$883.0
Less: Cash [(1)]	(24.1)
Net Debt	**$858.9**
Total Enterprise Value	
Diluted Shares Outstanding (millions)	44.9
Price per Share [(2)]	$8.93
Equity Market Capitalization [(2)]	**$400.6**
Plus: Total Debt [(1)]	883.0
Less: Cash [(1)]	(24.1)
Enterprise Value [(2)]	**$1,259.5**
Dividend Yield (@ $0.095/share quarterly dividend) [(2)]	**4.26%**

(1) Debt and cash figures as of March 31, 2018
(2) Based on closing price as of May 31, 2018

Recent Debt Refinancings Augment Cash Flow Growth

February 2018 – Accretive Long-Term Financings on Flatbush Gardens and Tribeca House

Sources

- **New Flatbush Gardens loan**
  - $246mm secured first mortgage loan
  - Matures March 2028
  - 3.5% fixed rate for first five years
  - Interest-only for 30 months
- **New Tribeca House loan**
  - $360mm secured loan
  - Matures March 2028
  - 4.506% fixed rate
  - Interest-only for entire term

Uses

- **Repaid existing Tribeca House loans**
  - $410mm loan package
  - Due November 2018
  - Blended one-month LIBOR + 3.75% rate
- **Repaid existing Flatbush Gardens loans**
  - $168mm mortgage loans
  - Due October 2024
  - 3.875% fixed rate
  - Amortizing as of May 2017
- **Net remaining proceeds to balance sheet**

SIGNIFICANT, IMMEDIATE VALUE CREATION

- **Lowered the interest rates on both loans**
- **Fixed the rate on Tribeca House debt; eliminated $410mm of floating rate loans**
  - Debt on all of the Company's operating properties now fixed at attractive rates
- **Reduces annual debt service by $6.6mm initially**
  - $3.5mm reduction in annual interest expense
  - $3.1mm reduction in annual principal amortization
- **Significantly extended maturities**
  - Both loans have 10-year terms
  - Pro forma, no operating property debt maturities until 2023
- **Enhanced liquidity and flexibility to execute value-add strategy**
  - $21.5mm net remaining proceeds increased cash position

Investment Highlights

Only Pure-Play New York City-Centric REIT
Robust NYC real estate fundamentals with focus on stable multifamily asset class

Portfolio with Significant Upside Potential
Acquire high-quality, diverse New York City real estate at a discount to private market value, with opportunities to re-develop and lease up

Strong Expected NOI Growth
Embedded rent growth as existing below-market rents reach current market at all properties in the portfolio

Proven Track Record of Value Creation
Efficient, internally managed platform led by management team with 65+ years of experience in the challenging New York City environment

High-Quality Management Team with Aligned Interests
Founders own 67% of the company, with significant public company experience and deep relationships that drive first look at many NYC multifamily and office opportunities


CR
CLIPPER REALTY
Thank You